Summary Prospectus
January 31, 2021

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated Hermes International Small-Mid Company Fund
(formerly, Federated International Small-Mid Company Fund)

A Portfolio of Federated Hermes World Investment Series, Inc.
(formerly, Federated World Investment Series, Inc.)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedInvestors.com, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2021, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide long-term growth of capital by investing at least 80% of its net assets in equity securities issued by non-U.S. small- or mid-capitalization companies.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes International Small-Mid Company Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term growth of capital.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C) and Institutional Shares (IS) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 16 and in “Appendix B” to this Prospectus. If you purchase the Fund’s IS shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)
	A	C	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	IS
Management Fee[1]	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	[2]1,0.00%	0.75%	None
Other Expenses	0.80%	0.80%	0.54%
Total Annual Fund Operating Expenses[1]	1.70%	2.45%	1.44%
Fee Waivers and/or Expense Reimbursements1,[3]	(0.46)%	(0.46)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%	1.99%	0.99%

 The Management Fee, Total Annual Fund Operating Expenses, and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated gross Management Fee for the Fund. In addition, for the Fund’s A class only, the Distribution (12b-1) Fee and Other Expenses have been restated to reflect the reduction to a dormant plan in the stated Distribution (12b-1) Fee and to incur and pay a shareholder services/account administration fee.

2
 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Directors (the “Directors”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective March 1, 2020, total annual fund operating expenses (excluding acquired fund fees and expenses, tax reclaim recovery expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.23%, 1.98% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the operating expenses (excluding any sales loads or reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$713	$1,056	$1,422	$2,448
Expenses assuming no redemption	$713	$1,056	$1,422	$2,448
C:
Expenses assuming redemption	$348	$764	$1,306	$2,786
Expenses assuming no redemption	$248	$764	$1,306	$2,786
IS:
Expenses assuming redemption	$147	$456	$787	$1,724
Expenses assuming no redemption	$147	$456	$787	$1,724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective of long-term growth of capital by investing at least 80% of its net assets in equity securities issued by non-U.S. small- or mid-capitalization companies. The Fund’s investment adviser, Federated Global Investment Management Corp., (the “Adviser”) seeks to invest in companies whose stock the Adviser perceives as undervalued relative to their assets or attractively priced relative to their growth prospects. The Fund may invest in companies from both developed and emerging market countries. The Fund may hedge its currency risk by using derivatives such as futures or forward contracts. The Fund may invest in depositary receipts, real estate investment trusts, exchange-traded funds, derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities or indices) in order to implement its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to obtain premiums from the sale of derivative contracts, or to realize gains from trading a derivative contract. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy, as described below, and are calculated at market value.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small- or mid-capitalization companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would permit the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small- or mid-capitalization companies. For purposes of this limitation, small- or mid-capitalization companies will normally be defined as companies with market capitalizations similar to the constituents of the Fund’s benchmark, the MSCI ACWI ex USA SMID Cap Index. As of November 30, 2020, the capitalization of companies included in the MSCI ACWI ex USA SMID Cap Index ranged from approximately $19.8 million to $40.2 billion. Such definition will be applied at the time of investment and the Adviser will not be required to sell a stock because a company’s market capitalization has grown larger than the range of small- or mid-capitalization stocks in the MSCI ACWI ex USA SMID Cap Index.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Risk of Foreign Investing. The foreign markets in which the Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
■ Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■  Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.
■ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
■ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increase volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

■  European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
■ Greater China Risk. Although larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. Direct investments in, or indirect exposure to, the Greater China region may be subject to the risks associated with trading on less-developed trading markets, in addition to acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, restrictions on monetary repatriation, or other adverse government actions. As export-driven economies, the economies of countries in the Greater China region are affected by developments in the economies of their principal trading partners.
■ Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
■ Investment Style Risk. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund’s style of investing, the Fund’s Share price may lag that of other funds using a different investment style.
■ Liquidity Risk. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
■ Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

■ Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.
■ Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, credit, currency, liquidity and leverage risks.
■ Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 26.92% (quarter ended June 30, 2020). Its lowest quarterly return was (25.82)% (quarter ended September 30, 2011).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for C and IS classes will differ from those shown for A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.

(For the Period Ended December 31, 2020)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	23.98%	10.36%	7.69%
Return After Taxes on Distributions	22.24%	8.78%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	15.23%	7.88%	5.81%
C:
Return Before Taxes	29.18%	10.74%	7.44%
IS:
Return Before Taxes	31.48%	11.85%	8.52%
MSCI ACWI ex USA SMID Cap Index[1] (reflects no deduction for fees, expenses or taxes)	12.01%	8.94%	5.61%
1
 The MSCI ACWI ex USA SMID Cap Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Global Investment Management Corp.
Thomas Banks, CFA, Portfolio Manager and Senior Investment Analyst, has been the Fund’s portfolio manager since January 2015.
Dariusz M. Czoch, CFA, Portfolio Manager and Senior Investment Analyst, has been the Fund’s portfolio manager since January 2015.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & C Classes
The minimum investment amount for the Fund’s A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.

IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 Federated Hermes International Small-Mid Company Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561Contact us at FederatedInvestors.com
or call 1-800-341-7400.Federated Securities Corp., DistributorInvestment Company Act File No. 811-7141CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631Q450361 (1/21)© 2021 Federated Hermes, Inc.